Filed Pursuant to Rule 497(a)

Registration No. 333-278993

Rule 482ad

[TEXT OF COMMUNICATION SENT VIA BLOOMBERG]

** New issue: Carlyle Secured Lending, Inc. **

Issuer/Ticker:	Carlyle Secured Lending, Inc. (“CGBD”)

Expected Ratings (M/F)*:	Baa3/BBB- (Stable/Stable)

Format:	SEC Registered

Ranking:	Senior Unsecured Note

Announced Size:	$300mm

Tranche:	Long 5-Year

Maturity Date:	February 18, 2030

IPTs:	T+ 325 Area

Coupon:	Fixed

Optional Redemption:	MWC; 1-month Par Call

Change Of Control:	Yes at 100% (See Red)

Active Bookrunners:	JPM (B&D), BofA, BARC, MS

Settlement:	T+5 (October 18, 2024)**

Denominations:	$2k x $1k

Use of Proceeds:	To repay CGBD’s outstanding debt, including the Credit Facility and 2024 4.750% Notes and 2024 4.500% Notes, to fund new investment opportunities, and for other general corporate purposes

Canadian Sales:	Yes, via exemption

Timing:	Books open, today’s business

CUSIP / ISIN:	872280AA0 / US872280AA01

*	A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.
**

Under Rule 15c6-1 of the Exchange Act, trades in the secondary market are required to settle in one business day, unless the parties to a trade expressly agree otherwise. Accordingly, purchasers who wish to trade notes prior to the business day preceding the settlement date will be required, by virtue of the fact that the notes initially will settle in T+5, to specify alternative settlement arrangements to prevent a failed settlement.

Investors are advised to carefully consider the investment objective, risks, charges and expenses of Carlyle Secured Lending, Inc. before investing. The preliminary prospectus supplement, dated October 10, 2024, together with an accompanying prospectus, dated April 29, 2024, which have been filed with the U.S. Securities and Exchange Commission (SEC), contain this and other information about Carlyle Secured Lending, Inc. and should be read carefully before investing.

The information in the preliminary prospectus supplement and the accompanying prospectus, and in this announcement, is not complete and may be changed. The preliminary prospectus supplement, the accompanying prospectus and this announcement are not offers to sell any securities of Carlyle Secured Lending, Inc. and are not soliciting an offer to buy such securities in any jurisdiction where such offer and sale is not permitted.

A shelf registration statement (relating to these securities) is on file with the SEC and has become effective. The offering may be made only by means of a preliminary prospectus supplement for this offering and an accompanying prospectus. Before you invest, you should read the prospectus supplement for this offering, the prospectus in the registration statement, and the documents incorporated by reference into the prospectus that the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting the SEC website at www.sec.gov. Alternatively, copies of the preliminary prospectus supplement (and accompanying prospectus) may be obtained from J.P. Morgan Securities LLC, 383 Madison Avenue, New York, New York 10179, Attn: Investment Grade Syndicate Desk, facsimile: 212-834-6081; or BofA Securities, Inc., NC1-022-02-25, 201 North Tryon Street, Charlotte NC 28255-0001, Attn: Prospectus Department, or by calling 1-800-294-1322; or Barclays Capital Inc. by calling (888) 603-5847; or Morgan Stanley & Co. LLC, 180 Varick Street, 2nd Floor, New York, NY 10014, Attn: Prospectus Department, or by calling 1-866-718-1649.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AFTER THIS MESSAGE ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.